UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 11, 2015

Lenco Mobile Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N/A[1]
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: N/A[2]

2025 First Avenue, Suite 320, Seattle, Washington 98121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________

1 The Company no longer maintains a corporate office. For notice purposes, the Company’s bankruptcy counsel’s address is: Lane Powell, P.C. 1420 Fifth Avenue, Suite 4200, Seattle, WA 98111, attn.: Bruce Leaverton.

2 The Company no longer has a registered telephone number. For notice purposes, the Company’s bankruptcy counsel’s phone number is: (206) 223-7389, attn.: Bruce Leaverton.

Item 1.01      Entry into a Material Definitive Agreement.

On August 21, 2015, Lenco Mobile, Inc. (the “Company”) and Archer USA, Inc. (“Archer”), the wholly-owned subsidiary of the Company, filed a motion (the “Sale Motion”) with the Bankruptcy Court (defined below) for authority to enter into and consummate the share purchase agreement (the “SPA”) between the Company and IMImobile South Africa 1, Limited and IMImobile South Africa 2, Limited, companies registered in England with numbers 09634021 and 09633868 respectively (collectively, “IMI”). At the time of filing of the Sale Motion, the SPA was not yet executed and the parties were in the process of negotiating the final details of the transaction.

The Company was the sole owner of all issued and outstanding shares of Lenco International Limited BVI (“Lenco International”) prior to the sale. Lenco International owned, through its subsidiaries, all of the Company’s South African business, which is the subject of the sale described herein. Pursuant to the terms of the SPA submitted to the Bankruptcy Court for approval, IMI agreed to acquire all issued and outstanding shares of Lenco International for the total purchase price of $5,600,000 (the “Purchase Price”), comprise of (i) cash at closing payment in the amount of $5.2 million, and (ii) deferred consideration of $400,000 to be paid within 90 days of the closing date.

The SPA was subject to a number of closing conditions, including: (i) the approval by the Bankruptcy Court (defined below) in the Bankruptcy Filing (defined below); (ii) the execution of an agreement between Lenco International and Archer Africa Mauritius (Pty) Ltd (“Mauritius”) to purchase all rights held by Mauritius with respect to the provisions of solutions to the government markets (the “AM Agreement”). The parties subsequently waived the execution of the AM Agreement as a condition of closing. The Bankruptcy Court hearing for approval of the subject sale took place on September 11, 2015 and the Bankruptcy Court entered an order approving the sale on the same date. The Company and IMI executed the SPA on September 16, 2015, the sale closed and the net sale proceeds were wired into Lenco’s debtor-in-possession account on the same day.

As previously disclosed, on September 6, 2014, the Company and Archer each filed a voluntary petition for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Washington (the “Bankruptcy Court”). The cases are jointly administered and substantively consolidated under case number 14-16659-KAO under the caption “In re: Archer USA, Inc.; Lenco Mobile, Inc.” All documents filed with the Bankruptcy Court are available for inspection at the Office of the Clerk of the Bankruptcy Court or online at https://ecf.wawb.uscourts.gov/cgi-bin/login.pl. The Company and Archer anticipate a prompt confirmation of a Chapter 11 Plan of Reorganization, which will control the distributions to creditors of the bankruptcy estates.

The SPA has been included to provide shareholders with information regarding its terms. It is not intended to provide any factual, business or operational information about the Company, Archer USA or their respective subsidiaries. The SPA contains representations and warranties that the parties to the SPA made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in schedules that Archer USA provided in connection with execution of the SPA. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the SPA. Moreover, the representations and warranties in the SPA (i) are subject to materiality standards which may differ from what may be viewed as material by investors and shareholders, (ii) in certain cases, were used for the purpose of allocating risk among the parties rather than establishing matters as facts, and (iii) were only made as of the date of the SPA and are modified in important part by the underlying disclosure schedules. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the SPA, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the SPA, is qualified in its entirety by reference to the text of the SPA, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference.

2

Risk Related the Company’s Equity Securities

The Company cannot predict what the ultimate value of its equity securities may be or whether the holders of its equity securities will receive any distribution in the bankruptcy proceedings; however, it is likely that the Company’s common stock and preferred stock will have very little or no value given the amount of the Company’s liabilities compared to its assets. The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of the Bankruptcy Filings under Chapter 11 is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. Additional written and oral forward-looking statements may be made by the Company from time to time in Securities and Exchange Commission (SEC) filings and otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements include statements that are predictive in nature and depend upon or refer to future events or conditions. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “goals”, “believes”, “will” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. In addition, any statements concerning future financial performance, ongoing business strategies or prospects, and possible future actions, are also forward-looking statements. The Company and Archer caution readers that results predicted by forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.

For the Company and Archer, particular risks and uncertainties that could cause actual future results to differ materially from those expressed in our forward-looking statements include, but are not limited to, the impact of and risks related to the Company's and Archer's filing under Chapter 11 of the Bankruptcy Code, including risks related to obtaining approval and confirmation of Company's and Archer's plan of reorganization, the impact of any delay or inability in obtaining such confirmation, and the impact of our restructuring on the holders of our securities; risks related to the ongoing transition of our business; the risk of management or key employees departing the company; the impact of uncertainty regarding our ability to continue as a going concern on our liquidity and prospects; uncertainty concerning the ultimate success of our efforts to secure working capital; the impact of our restructuring on our ability to execute potential divestitures of certain assets and/or subsidiaries; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and quarterly reports on Form 10-Q. Forward-looking statements speak only as of the date the statements are made. Except as required under the federal securities laws and rules and regulations of the SEC, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Share Purchase Agreement between the Company and IMI dated September 16, 2015.

The schedules referenced in the SPA have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.

Dated: October 13, 2015.	By:	/s/ Matthew Harris
Matthew Harris
Chief Executive Officer

4

EXHIBIT INDEX

Exhibit Number	Description

2.1	Share Purchase Agreement between the Company and IMI, dated September 16, 2015.

5